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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 27, 2001.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


                  Delaware                             36-3329400
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       (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)              Identification No.)


125 South Franklin Street, Chicago, Illinois              60606-4678
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (312) 606-4000
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       Item 5    OTHER EVENTS AND REGULATION FD DISCLOSURE


     As previously disclosed, on June 25, 2001, USG Corporation (the "Corporation") and its principal domestic subsidiaries (collectively, the "Debtors") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United State Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The cases have been consolidated for purposes of joint administration as In re: USG Corporation et al. (case no. 01-2094).

     The Corporation reports its operating results and financial statements on a consolidated basis. These public reports are available through the U.S. Securities and Exchange Commission and other sources, and are also provided free of charge to investors who contact the Corporation. However, under applicable bankruptcy law, the Corporation is now required to file periodically with the Bankruptcy Court various documents, including certain financial information on an unconsolidated basis. This information includes statements, schedules, and monthly operating reports in forms prescribed by the Bankruptcy Code.

     The Corporation cautions that such materials are prepared according to requirements under the Bankruptcy Code. While these documents accurately provide then-current information required under Bankruptcy law, they are nonetheless unconsolidated, unaudited, and are prepared in a format different from that used in the Corporation's consolidated financial statements filed under the securities laws. Accordingly, the Corporation believes the substance and format do not allow meaningful comparison with the Corporation's regular publicly disclosed consolidated financial statements. The materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the stock or the debt securities of the Corporation, or for comparison with the Corporation's other financial information filed with the SEC.

     Notwithstanding, most of the Debtors' filings with the Bankruptcy Court are available to the public at the office of the Clerk of the Bankruptcy Court. Those filings may also be obtained through private document retrieval services. The Corporation undertakes no obligation to make any further public announcement with respect to the documents filed with the Bankruptcy Court or any matters referred to in them.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         USG CORPORATION
                                         Registrant


Date:  August 27, 2001                   By:     /s/ Richard H. Fleming
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                                                  Richard H. Fleming
                                         Its:     Executive Vice President
                                                  and Chief Financial Officer